[PHOTO OMITTED]

                                                      Smith Barney
                                                      Large Cap
                                                      Blend Fund
                               [PHOTO OMITTED]
                                                      -------------
                                                      ANNUAL REPORT
                                                      -------------

                                                      January 31, 1999

                                               [LOGO] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Every day(R).

Smith Barney
Large Cap Blend Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Large Cap Blend Fund ("Fund"), seeks long-term capital growth by investing in the equity securities of large-capitalization companies that exhibit growth and/or value attributes.

Smith Barney Large Cap Blend Fund
Average Annual Total Returns
January 31, 1999

                                               Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A    Class B    Class L    Class O(2)
================================================================================
One-Year                              20.69%     20.13%       N/A       20.14%
--------------------------------------------------------------------------------
Five-Year                             16.40      15.83        N/A         N/A
--------------------------------------------------------------------------------
Since Inception++                     14.95      14.38      11.57%+     18.90
================================================================================

                                                 With Sales Charge(3)
                                     -------------------------------------------
                                     Class A    Class B    Class L    Class O(2)
================================================================================
One-Year                              14.64%     15.13%       N/A       19.14%
--------------------------------------------------------------------------------
Five-Year                             15.20      15.71        N/A         N/A
--------------------------------------------------------------------------------
Since Inception++                     14.01      14.38       9.45%+     18.90
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) On June 12, 1998, Class C shares were renamed Class O shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, November 6, 1992, June 15, 1998 and August 15, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The blend name is appropriate for the Fund not only because of the blend of growth and value characteristics, but also because we employ a combination of quantitative and qualitative portfolio management approaches. There are a number of quantitative measures we look at to judge growth and value. And there are qualitative measures that we also believe are important to successful stock investing.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                          Class A            SGIAX
                          Class B            SGIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter...........................................................  1

Historical Performance.......................................................  4

Smith Barney Large Cap Blend Fund at a Glance................................  6

Schedule of Investments......................................................  7

Statement of Assets and Liabilities.......................................... 10

Statement of Operations...................................................... 11

Statements of Changes in Net Assets.......................................... 12

Notes to Financial Statements................................................ 13

Financial Highlights......................................................... 18

Independent Auditors' Report................................................. 23

Tax Information.............................................................. 24

Additional Shareholder Information........................................... 25


--------------------------------------------------------------------------------
IFC-2                                    1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                  [PHOTO OMITTED]

HEATH B. MCLENDON                R. JAY GERKEN, CFA

Chairman                         Vice President and
                                 Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Large Cap Blend Fund ("Fund") for the year ended January 31, 1999. For your convenience, we have outlined the investment strategy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings of the Fund can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

A Style Pure Fund

The Fund is a Style Pure Series Fund. Style Pure Series mutual funds are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Other than maintaining minimal cash or under extra ordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset classes and its designated investment style.

Performance Update

For the year ended January 31, 1999, the Class A, B and O shares of the Fund generated total returns of 20.69%, 20.13% and 20.14%, respectively, without the effects of sales charges. From their inception on June 15, 1998, Class L shares generated a total return of 11.57%, without the effects of sales charges. In comparison, the Lipper Inc. growth and income peer group average had a total return of 17.35% during the same period. (Lipper is a major fund-tracking organization.) In addition, the Russell 1000 Index ("Russell 1000") had a return of 28.75% over the same period. (The Russell 1000 consists of the largest 1000 companies in the Russell 3000 Index. This Index represents the universe of large-capitalization stocks.)

Performance of the Fund was disappointing last year, as it lagged its Russell 1000 benchmark. There were several reasons for these results. First, 1998 was a transition year for the Fund as it has evolved from a fund managed with a growth and income, dividend-based investment philosophy to a blend fund. Share holders approved this change in March 1998, so the Fund's portfolio was managed under two different investment philosophies during the reporting period. Moreover, there were some trading costs involved in making the Fund transition as well. Second, partly as a result of its growth and income heritage, the Fund had a value bias last year. This impeded performance, as value stocks underperformed relative to the strong results of growth stocks. Third, the Fund also had an average capitalization that was smaller than the Russell 1000. Smaller stocks substantially underperformed larger ones. Our capitalization bias resulted from where we found the best tradeoff between growth and value - which was in relatively small stocks.

To bring the Fund closer to the Russell 1000, we are somewhat limiting the position sizes that the Fund can make versus the Index starting this year. The guidelines for the Fund will be to limit positions on both a sector and individual stock basis. These guidelines for the Fund's portfolio are being phased in over the next several months to take advantage of market volatility and to minimize transaction costs. The result should be a mutual fund that performs much more closely with its benchmark.

Market Overview

The year ended January 31, 1999 set records in the U.S. financial markets. The rally was broad based, for we enjoyed all-time record highs in the popular stock market averages, while bond market yields touched


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              1
levels last seen in the 1960s. Yet last year was also a tumultuous year. Small-capitalization stock indices, such as the Russell 2000 Index, were actually down for the year. And even large-capitalization stock indices twice dipped into negative territory. At the end of August and again in the beginning of October, stocks traded below levels prevalent at the beginning of the year. But then stocks recovered and rallied strongly through year-end.

One of the underlying themes in last year's market was a flight to quality. Large stocks outperformed small ones. High-quality bonds outperformed lower-quality ones. In fact quality, not maturity or duration, was the main factor distinguishing bond performance last year. Government bonds outperformed corporate bonds, which in turn outperformed high yield issues. This reluctance on the part of many investors to take on risk was due to problems in emerging markets, as well as liquidity concerns caused by major troubled hedge funds.

Investment Philosophy

As befits its name, the Fund employs a "blend" stock selection philosophy. The term "blend" refers to an investment approach that combines growth and value styles. (Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value.) As blend investors, we try to pay as little as possible for as much growth as possible. And we tend to focus on large-cap companies, typically those with market capitalizations greater than $5 billion.

The blend name is appropriate for the Fund not only because of the blend of growth and value characteristics, but also because we employ a combination of quantitative and qualitative portfolio management approaches. There are a number of quantitative measures we look at to judge growth and value. And there are qualitative measures that we also believe are important to successful stock investing.

Quantitative growth measures that we examine include historical earnings progression, forecasted earnings growth, earnings revisions and corporate profitability. Value measures include price-to-earnings, price-to-book and price-to-sales ratios. Taken together, these measures provide a quantitative look at our universe of large cap stocks. They also allow us to estimate the growth and value characteristics of each stock, and to put together an optimal blend portfolio that balances these characteristics.

In addition to quantitative measures, we believe that qualitative factors are also key to making sound investment decisions. Issues such as management changes, corporate strategy and evolution of the competitive landscape are important to see and understand what is going on behind a company's reported results.

Portfolio Activity*

The Fund is widely diversified, and participates in most of the major stock market sectors. This is reflected in our stock purchases and sales, which have ranged over a variety of industries since mid-year.

We purchased companies in several different industries, including health care, technology and financial services. Within health care, we purchased two pharmaceutical companies, Watson Pharmaceuticals and Pfizer. Watson is a leading generic drug manufacturer, while Pfizer has a very promising new product pipeline. Within technology, we bought Microsoft, BMC Software and SCI Systems. Microsoft is the world's leading software company, while BMC concentrates on mainframe and client/server software applications. SCI Systems is a contract manufacturer with a rapidly growing base of business. In the financial services sector, we purchased a brokerage stock, Morgan Stanley Dean Witter and a savings and loan, Washington Mutual. Both were off their highs, and selling at very reasonable prices relative to their growth prospects.

----------
* Please note the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Over the same six months we sold a number of stocks. In the natural resource sector we sold Broken Hill Proprietary, an Australian company, as well as Temple Inland. Both companies stumbled due to lower worldwide commodity prices. Minnesota Mining and Manufacturing is a well-respected company with a diversified product line. We sold the stock, however, due to disappointing revenue growth. We also sold Kimberly Clark as its profitability suffered from poor markets in Latin America and increased price competition in developed markets.

Outlook

Over the next twelve months we anticipate further volatility in the U.S. stock market. Some sectors, such as Internet-related stocks, should swing wildly over the next year. By and large, your Fund should be cushioned from these kinds of extreme swings in sentiment and prices. Further, we expect the underlying fundamentals of the economy and markets to remain solid. Corporate earnings should accelerate in 1999 versus 1998, while inflation remains low.

Thank you for your investment in the Smith Barney Large Cap Blend Fund. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,


/s/ Heath B. McLendon   /s/ R. Jay Gerken

Heath B. McLendon       R. Jay Gerken
Chairman                Vice President
                        and Investment Officer

February 25, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                         As of January 31, 1999
--------------------------------------------------------------------------------

 1. Hewlett-Packard Co.                                                     3.0%
--------------------------------------------------------------------------------
 2. Dell Computer Corp.                                                     2.9
--------------------------------------------------------------------------------
 3. Eli Lilly & Co.                                                         2.7
--------------------------------------------------------------------------------
 4. General Electric Co.                                                    2.6
--------------------------------------------------------------------------------
 5. Ameritech Corp.                                                         2.5
--------------------------------------------------------------------------------
 6. MCI WorldCom, Inc.                                                      2.4
--------------------------------------------------------------------------------
 7. Johnson & Johnson                                                       2.3
--------------------------------------------------------------------------------
 8. Merck & Co., Inc.                                                       2.2
--------------------------------------------------------------------------------
 9. Chase Manhattan Corp.                                                   2.1
--------------------------------------------------------------------------------
10. Nordstrom, Inc.                                                         2.0
--------------------------------------------------------------------------------

* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                           Net Asset Value
                                                     --------------------------
                                                     Beginning            End              Income        Capital Gain       Total
Year Ended                                            of Year           of Year           Dividends      Distributions    Returns(1)
====================================================================================================================================
1/31/99                                                $15.72            $17.88            $ 0.12           $ 0.87          20.69%
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                 14.30             15.72              0.19             0.70          16.30
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                                 12.16             14.30              0.20             0.18          20.97
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                                  9.62             12.16              0.20             0.20          30.97
------------------------------------------------------------------------------------------------------------------------------------
1/31/95                                                 10.36              9.62              0.19             0.14          (3.93)
------------------------------------------------------------------------------------------------------------------------------------
1/31/94                                                  9.58             10.36              0.23             0.00          10.70
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/93                                    9.50              9.58              0.00             0.00           0.84+
====================================================================================================================================
  Total                                                                                    $ 1.13           $ 2.09
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                           Net Asset Value
                                                     --------------------------
                                                     Beginning            End              Income        Capital Gain       Total
Year Ended                                            of Year           of Year           Dividends      Distributions    Returns(1)
====================================================================================================================================
1/31/99                                                $15.72            $17.86            $ 0.06           $ 0.87          20.13%
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                 14.33             15.72              0.14             0.70          15.65
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                                 12.19             14.33              0.15             0.18          20.43
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                                  9.65             12.19              0.15             0.20          30.23
------------------------------------------------------------------------------------------------------------------------------------
1/31/95                                                 10.38              9.65              0.14             0.14          (4.33)
------------------------------------------------------------------------------------------------------------------------------------
1/31/94                                                  9.58             10.38              0.15             0.00          10.01
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/93                                    9.50              9.58              0.00             0.00           0.84+
====================================================================================================================================
  Total                                                                                    $ 0.79           $ 2.09
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                           Net Asset Value
                                                     --------------------------
                                                     Beginning            End              Income        Capital Gain       Total
Year Ended                                            of Year           of Year           Dividends      Distributions    Returns(1)
====================================================================================================================================
Inception* -- 1/31/99                                  $16.89            $17.87            $ 0.01           $ 0.87          11.57%+
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                                                           Net Asset Value
                                                     --------------------------
                                                     Beginning            End              Income        Capital Gain       Total
Year Ended                                            of Year           of Year           Dividends      Distributions    Returns(1)
====================================================================================================================================
1/31/99                                                $15.72            $17.86            $ 0.06           $ 0.87          20.14%
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                 14.33             15.72              0.14             0.70          15.65
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                                 12.19             14.33              0.15             0.18          20.43
------------------------------------------------------------------------------------------------------------------------------------
1/31/96                                                  9.65             12.19              0.15             0.20          30.23
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 1/31/95                                     9.91              9.65              0.06             0.14          (0.58)+
====================================================================================================================================
  Total                                                                                    $ 0.56           $ 2.09
====================================================================================================================================


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                           Net Asset Value
                                                     --------------------------
                                                     Beginning            End              Income        Capital Gain       Total
Year Ended                                            of Year           of Year           Dividends      Distributions    Returns(1)
====================================================================================================================================
1/31/99                                                $15.73            $17.93            $ 0.15           $ 0.87          21.16%
------------------------------------------------------------------------------------------------------------------------------------
1/31/98                                                 14.34             15.73              0.28             0.70          16.76
------------------------------------------------------------------------------------------------------------------------------------
1/31/97                                                 12.16             14.34              0.22             0.18          21.48
------------------------------------------------------------------------------------------------------------------------------------
Inception*-- 1/31/96                                    12.08             12.16              0.00             0.00          N/A**
====================================================================================================================================
  Total                                                                                    $ 0.65           $ 1.75
====================================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                                   Without Sales Charge(1)
                                                       -----------------------------------------------------------------------------
                                                       Class A           Class B           Class L          Class O          Class Y
====================================================================================================================================
Year Ended 1/31/99                                      20.69%            20.13%              N/A            20.14%           21.16%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/99                                16.40             15.83               N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/99                              14.95             14.38             11.57%+          18.90            20.00
====================================================================================================================================

                                                                                     With Sales Charge(2)
                                                       -----------------------------------------------------------------------------
                                                       Class A           Class B           Class L          Class O          Class Y
====================================================================================================================================
Year Ended 1/31/99                                      14.64%            15.13%              N/A            19.14%           21.16%
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 1/31/99                                15.20             15.71               N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 1/31/99                              14.01             14.38              9.45%+          18.90            20.00
====================================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/99)                             138.50%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                             131.26
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/99)                              11.57+
--------------------------------------------------------------------------------
Class O (Inception* through 1/31/99)                             116.62
--------------------------------------------------------------------------------
Class Y (Inception* through 1/31/99)                              72.99
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, November 6, 1992, June 15, 1998, August 15, 1994 and January 31, 1996,
    respectively.

**  Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              5

--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Large Cap Blend Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                          November 1992 -- January 1999

              Smith Barney         Smith Barney
               Large Cap            Large Cap
              Blend Fund --        Blend Fund --      Standard & Poor's
             Class A Shares       Class B Shares          500 Index
             --------------       --------------      -----------------
Nov 1992          9500                10000                10000
Jan 1993          9580                 9584                10554
Jan 1994         10605                10694                11910
Jan 1995         10188                10314                11973
Jan 1996         13344                13362                16596
Jan 1997         16142                16546                20965
Jan 1998         18773                19251                26606
Jan 1999         22658                23126                35650

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Ex change, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                   7.1%   Technology Services
                   3.9%   Process Industries
                   6.9%   Retail Trade
                   4.7%   Energy/Minerals
                  16.6%   Finance
                  11.4%   Health Technology
                   9.7%   Miscellaneous
                  16.2%   Electronic Technology
                   7.5%   Consumer Durables/Non-Durables
                  10.6%   Utilities
                   5.4%   Consumer Services

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                               0.3%   Cash Equivalent
                              99.7%   Common Stock


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------

             SHARES                     SECURITY                                                                          VALUE
==================================================================================================================================
COMMON STOCK -- 99.7%

Commercial Services -- 1.3%
            170,000        W.W. Grainger, Inc.                                                                         $ 6,927,500
----------------------------------------------------------------------------------------------------------------------------------
Consumer Durables -- 3.1%
            105,000        Ford Motor Co.                                                                                6,450,937
            220,000        Leggett & Platt, Inc.                                                                         4,482,500
            240,000        Shaw Industries, Inc.                                                                         5,085,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,018,437
----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 4.4%
            100,000        Coca-Cola Co.                                                                                 6,543,750
             70,000        Colgate-Palmolive Co.                                                                         5,630,625
             79,000        Dole Food Co., Inc.                                                                           2,394,688
            100,000        Liz Claiborne, Inc.                                                                           3,825,000
             50,000        Procter & Gamble Co.                                                                          4,543,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        22,937,813
----------------------------------------------------------------------------------------------------------------------------------
Consumer Services -- 5.4%
            110,000        H&R Block, Inc.+                                                                              4,826,250
            240,000        TCA Cable Television, Inc.                                                                    9,255,000
             90,000        Viacom Inc., Class B Shares++                                                                 7,650,000
            200,000        Walt Disney Co.                                                                               6,600,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,331,250
----------------------------------------------------------------------------------------------------------------------------------
Electronic Technology -- 16.1%
             50,000        Cisco Systems, Inc.++                                                                         5,535,937
            150,000        Dell Computer Corp.++                                                                        14,981,250
            110,000        Gulfstream Aerospace Corp.++                                                                  6,050,000
            200,000        Hewlett-Packard Co.                                                                          15,675,000
             70,000        Intel Corp.                                                                                   9,865,625
            350,000        LM Ericsson Telephone Co. ADR+                                                                9,734,375
            150,000        Maxim Integrated Products, Inc.++                                                             7,762,500
             70,000        Motorola, Inc.                                                                                5,057,500
             60,000        Royal Philips Electronics N.V. ADR                                                            4,368,750
            100,000        SCI Systems, Inc.+++                                                                          5,500,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        84,530,937
----------------------------------------------------------------------------------------------------------------------------------
Energy/Minerals -- 4.7%
            185,000        Conoco Inc., Class A Shares                                                                   3,688,437
            100,000        Exxon Corp.                                                                                   7,043,750
             90,000        Mobil Corp.                                                                                   7,891,875
            150,000        Phillips Petroleum Co.                                                                        5,793,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,417,812
----------------------------------------------------------------------------------------------------------------------------------
Finance -- 16.6%
            135,000        A.G. Edwards, Inc.                                                                            4,573,125
             80,000        Arden Realty, Inc.                                                                            1,800,000
            120,000        BankAmerica Corp.                                                                             8,025,000
            140,000        Chase Manhattan Corp.                                                                        10,771,250
            100,000        Conseco, Inc.+                                                                                3,093,750
            170,000        GreenPoint Financial Corp.+                                                                   5,567,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1999
--------------------------------------------------------------------------------

             SHARES                     SECURITY                                                                          VALUE
==================================================================================================================================
Finance -- 16.6% (continued)
            125,000        Household International, Inc.                                                               $ 5,492,188
             70,000        J.P. Morgan & Co., Inc.                                                                       7,385,000
            260,000        KeyCorp                                                                                       8,287,500
            120,000        Kilroy Realty Corp.                                                                           2,617,500
            200,000        Mercury General Corp.+                                                                        7,600,000
             70,000        Morgan Stanley Dean Witter & Co.                                                              6,076,875
            100,000        Starwood Hotels & Resorts Worldwide, Inc.+                                                    2,500,000
            100,000        State Street Corp.                                                                            7,150,000
            140,000        Washington Mutual, Inc.                                                                       5,880,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        86,819,688
----------------------------------------------------------------------------------------------------------------------------------
Health Technology -- 11.4%
            150,000        Eli Lilly & Co.                                                                              14,053,125
            140,000        Johnson & Johnson                                                                            11,900,000
             80,562        Medtronic, Inc.                                                                               6,419,808
             80,000        Merck & Co., Inc.                                                                            11,740,000
            125,000        Mylan Laboratories Inc.                                                                       3,812,500
             50,000        Pfizer Inc.                                                                                   6,431,250
            100,000        Watson Pharmaceuticals, Inc.++                                                                5,462,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        59,819,183
----------------------------------------------------------------------------------------------------------------------------------
Industrial Services -- 0.9%
            120,000        Fluor Corp.                                                                                   4,575,000
----------------------------------------------------------------------------------------------------------------------------------
Non-Energy Minerals -- 0.6%
            225,000        Worthington Industries, Inc.+                                                                 3,093,750
----------------------------------------------------------------------------------------------------------------------------------
Process Industries -- 3.9%
             60,000        Bemis Co., Inc.                                                                               2,040,000
            130,000        General Electric Co.                                                                         13,633,750
            200,000        Pall Corp.+                                                                                   4,637,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,311,250
----------------------------------------------------------------------------------------------------------------------------------
Producer Manufacturing -- 3.6%
            140,000        Caterpillar Inc.                                                                              6,063,750
            165,000        Dana Corp.                                                                                    6,785,625
             50,000        Xerox Corp.                                                                                   6,200,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,049,375
----------------------------------------------------------------------------------------------------------------------------------
Retail Trade -- 6.8%
            150,000        May Department Stores Co.                                                                     9,056,250
            250,000        Nordstrom, Inc.                                                                              10,593,750
            200,000        Rite Aid Corp.+                                                                               9,825,000
             75,000        Wal-Mart Stores, Inc.                                                                         6,450,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        35,925,000
----------------------------------------------------------------------------------------------------------------------------------
Technology Services -- 7.0%
            240,000        Automatic Data Processing, Inc.                                                              10,215,000
            100,000        BMC Software, Inc.+++                                                                         4,675,000
            125,000        Computer Associates International, Inc.+                                                      6,328,125
            150,000        Electronic Data Systems Corp.                                                                 7,865,625
             45,000        Microsoft Corp.++                                                                             7,846,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        36,930,625
----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1999
--------------------------------------------------------------------------------

             SHARES                     SECURITY                                                                          VALUE
==================================================================================================================================
Transportation -- 3.3%
             70,000        AMR Corp.++                                                                                $  4,112,500
            160,000        Knightsbridge Tankers Ltd.+                                                                   3,340,000
            375,000        Southwest Airlines Co.+                                                                      10,078,125
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,530,625
----------------------------------------------------------------------------------------------------------------------------------
Utilities -- 10.6%
            200,000        Ameritech Corp.                                                                              13,025,000
            110,000        AT&T Corp.                                                                                    9,982,500
            140,000        Coastal Corp.                                                                                 4,173,750
             55,000        Duke Energy Corp.                                                                             3,399,688
            110,000        GTE Corp.                                                                                     7,425,000
            160,000        MCI WorldCom, Inc.++                                                                         12,740,000
            310,000        Niagara Mohawk Power Corp.                                                                    4,746,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        55,492,813
----------------------------------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $334,692,494)                                                                      522,711,058
==================================================================================================================================

             FACE
            AMOUNT                      SECURITY                                                                          VALUE
==================================================================================================================================
REPURCHASE AGREEMENT -- 0.3%
         $1,679,000        Goldman, Sachs & Co., 4.710% due 2/1/99; Proceeds at
                           maturity -- $1,679,659; (Fully collateralized by
                           U.S. Treasury Notes, 5.625% to 11.125% due 11/30/99 to
                           8/15/25; Market value -- $1,712,580)(Cost -- $1,679,000)                                      1,679,000
==================================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $336,371,494*)                                                                    $524,390,058
==================================================================================================================================

+   All or a portion of this security is on loan (See Note 8).

++  Non-income producing security.

*   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $336,371,494)                        $524,390,058
     Collateral for securities on loan (Note 8)                            60,365,272
     Receivable for securities sold                                         1,052,105
     Receivable for Fund shares sold                                          521,618
     Dividends and interest receivable                                        444,165
-------------------------------------------------------------------------------------
     Total Assets                                                         586,773,218
-------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 8)                               60,365,272
     Payable for Fund shares purchased                                        214,769
     Investment advisory fees payable                                         176,333
     Administration fees payable                                               78,371
     Distribution fees payable                                                 14,315
     Accrued expenses                                                         118,748
-------------------------------------------------------------------------------------
     Total Liabilities                                                     60,967,808
-------------------------------------------------------------------------------------
Total Net Assets                                                         $525,805,410
=====================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                          $     29,393
     Capital paid in excess of par value                                  325,922,726
     Undistributed net investment income                                        1,800
     Accumulated net realized gain from security transactions              11,833,022
     Net unrealized appreciation of investments and foreign currencies    188,018,469
-------------------------------------------------------------------------------------
Total Net Assets                                                         $525,805,410
=====================================================================================
Shares Outstanding:
     Class A                                                               10,003,120
     --------------------------------------------------------------------------------
     Class B                                                                9,061,156
     --------------------------------------------------------------------------------
     Class L                                                                  110,365
     --------------------------------------------------------------------------------
     Class O                                                                  321,159
     --------------------------------------------------------------------------------
     Class Y                                                                9,896,746
     --------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                            $17.88
     --------------------------------------------------------------------------------
     Class B*                                                                  $17.86
     --------------------------------------------------------------------------------
     Class L**                                                                 $17.87
     --------------------------------------------------------------------------------
     Class O**                                                                 $17.86
     --------------------------------------------------------------------------------
     Class Y (and redemption price)                                            $17.93
     --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)         $18.82
     --------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)         $18.05
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                      For the Year Ended January 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $  8,046,314
     Interest                                                           704,637
     Less: Foreign withholding tax                                      (17,375)
-------------------------------------------------------------------------------
     Total Investment Income                                          8,733,576
-------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                2,108,469
     Distribution fees (Note 2)                                       1,613,986
     Administration fees (Note 2)                                       937,097
     Shareholder and system servicing fees                              408,139
     Registration fees                                                   99,452
     Shareholder communications                                          88,147
     Audit and legal                                                     50,865
     Trustees' fees                                                      24,865
     Custody                                                             19,248
     Other                                                                8,487
-------------------------------------------------------------------------------
     Total Expenses                                                   5,358,755
-------------------------------------------------------------------------------
Net Investment Income                                                 3,374,821
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                          133,423,273
       Cost of securities sold                                      106,114,392
-------------------------------------------------------------------------------
     Net Realized Gain                                               27,308,881
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Foreign Currencies:
       Beginning of year                                            129,407,253
       End of year                                                  188,018,469
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         58,611,216
-------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       85,920,097
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 89,294,918
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                                           1999            1998
===================================================================================================
OPERATIONS:
     Net investment income                                             $  3,374,821    $  5,090,806
     Net realized gain                                                   27,308,881      24,987,653
     Increase in net unrealized appreciation                             58,611,216      28,895,818
---------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              89,294,918      58,974,277
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                               (3,147,777)     (5,088,324)
     Net realized gains                                                 (24,580,392)    (18,011,944)
---------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                    (27,728,169)    (23,100,268)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                    85,496,495     108,117,839
     Net asset value of shares issued for
       reinvestment of dividends                                         17,167,175      15,187,036
     Cost of shares reacquired                                          (68,037,009)    (81,176,417)
---------------------------------------------------------------------------------------------------
     Increase in Net Assets From
       Fund Share Transactions                                           34,626,661      42,128,458
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   96,193,410      78,002,467

NET ASSETS:
     Beginning of year                                                  429,612,000     351,609,533
---------------------------------------------------------------------------------------------------
     End of year*                                                      $525,805,410    $429,612,000
===================================================================================================
* Includes undistributed (overdistributed) net investment income of:         $1,800       $(225,094)
===================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Blend Fund ("Fund"), formerly known as the Smith Barney Growth and Income Fund, a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to share holders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund in tends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with in come tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the Fund's capital ac counts to reflect permanent book/tax differences and income and gains available for distributions under in come tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment advisor to the Trust. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidery of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class O shares. In addition, June 15, 1998 is the inception date for Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L and O shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the year ended January 31, 1999, SSB received brokerage commissions of $5,463 and sales charges of $82,000 and $15,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                                         Class B
================================================================================
CDSCs                                                                   $110,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively.

For the year ended January 31, 1999, total Distribution Plan fees incurred were:

                                                                    Distribution
                                                                      Plan Fees
================================================================================
Class A                                                              $  412,419
--------------------------------------------------------------------------------
Class B                                                               1,154,546
--------------------------------------------------------------------------------
Class L                                                                   5,063
--------------------------------------------------------------------------------
Class O                                                                  41,958
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $150,898,555
--------------------------------------------------------------------------------
Sales                                                                133,423,273
================================================================================

At January 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $204,306,661
Gross unrealized depreciation                                       (16,288,097)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $188,018,564
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At January 31, 1999, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 1999, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1999, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss de pending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be de creased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 1999, the Fund did not write any options.

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 1999, the Fund had loaned common stocks having a value of $59,266,999 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Bank of Brussels Lambert, 4.843% due 2/1/99                        $22,171,430
  DeutscheBank London, 4.843% due 2/1/99                              16,333,141
  Bank of Montreal, 4.812% due 2/1/99                                  4,497,035
  Societe Generale, 4.750% due 2/1/99                                  6,119,785
Commercial Paper:
  Par Capital, 5.429% due 2/5/99                                      11,243,881
--------------------------------------------------------------------------------
Total                                                                $60,365,272
================================================================================

Interest income earned by the Fund from securities loaned for the year ended January 31, 1999 was $67,149.

9. Shares of Beneficial Interest

At January 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class O shares.

At January 31, 1999, total paid-in capital amounted to the following for each class:

                           Class A       Class B       Class L      Class O       Class Y
===========================================================================================
Total Paid-in Capital   $103,410,790   $75,762,278   $1,811,008   $4,374,207   $140,593,836
===========================================================================================


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                    Year Ended                                Year Ended
                                                                 January 31, 1999                          January 31, 1998
                                                          -------------------------------           -------------------------------
                                                            Shares              Amount                Shares              Amount
===================================================================================================================================
Class A
Shares sold                                                1,569,148         $ 26,492,698            1,710,260         $ 26,635,444
Shares issued on reinvestment                                558,601            9,218,773              499,592            7,860,894
Shares reacquired                                         (1,777,302)         (29,455,721)          (1,874,428)         (29,033,664)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                 350,447         $  6,255,750              335,424         $  5,462,674
===================================================================================================================================
Class B
Shares sold                                                1,056,092         $ 17,599,116            1,910,597         $ 29,398,347
Shares issued on reinvestment                                462,610            7,622,062              450,933            7,110,288
Shares reacquired                                         (2,233,185)         (37,011,623)          (2,161,382)         (33,300,840)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (714,483)        $(11,790,445)             200,148         $  3,207,795
===================================================================================================================================
Class L+
Shares sold                                                  115,141         $  1,880,488                   --                   --
Shares issued on reinvestment                                  2,240               36,677                   --                   --
Shares reacquired                                             (7,016)            (106,157)                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                 110,365         $  1,811,008                   --                   --
===================================================================================================================================
Class O++
Shares sold                                                   75,695         $  1,278,352              151,583         $  2,360,172
Shares issued on reinvestment                                 17,564              289,663               13,673              215,854
Shares reacquired                                            (90,556)          (1,463,508)             (53,223)            (853,352)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                   2,703         $    104,507              112,033         $  1,722,674
===================================================================================================================================
Class Y
Shares sold                                                2,312,952         $ 38,245,841            3,240,170         $ 49,723,876
Shares reacquired                                                 --                   --           (1,108,079)         (17,988,561)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                               2,312,952         $ 38,245,841            2,132,091         $ 31,735,315
===================================================================================================================================

+ Transactions for Class L shares are for the period from June 15, 1998 (inception date) to January 31, 1999.

++  On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                               1999(1)         1998         1997        1996(1)        1995
===========================================================================================================
Net Asset Value, Beginning of Year            $15.72         $14.30       $12.16        $9.62        $10.36
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.13           0.21         0.19         0.20          0.20
  Net realized and unrealized gain (loss)       3.02           2.10         2.33         2.74         (0.61)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             3.15           2.31         2.52         2.94         (0.41)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.12)         (0.19)       (0.20)       (0.20)        (0.19)
  Net realized gains                           (0.87)         (0.70)       (0.18)       (0.20)        (0.14)
-----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.99)         (0.89)       (0.38)       (0.40)        (0.33)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $17.88         $15.72       $14.30       $12.16         $9.62
-----------------------------------------------------------------------------------------------------------
Total Return                                   20.69%         16.30%       20.97%       30.97%        (3.93)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $178,847       $151,696     $133,272     $110,089       $95,054
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.09%          1.09%        1.12%        1.16%         1.41%
  Net investment income                         0.77           1.35         1.48         1.77          1.86
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            17%           9%          15%          127%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class B Shares                               1999(1)         1998         1997        1996(1)        1995
===========================================================================================================
Net Asset Value, Beginning of Year            $15.72         $14.33       $12.19        $9.65        $10.38
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.05           0.13         0.13         0.14          0.17
  Net realized and unrealized gain (loss)       3.02           2.10         2.34         2.75         (0.62)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             3.07           2.23         2.47         2.89         (0.45)
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.06)         (0.14)       (0.15)       (0.15)        (0.14)
  Net realized gains                           (0.87)         (0.70)       (0.18)       (0.20)        (0.14)
-----------------------------------------------------------------------------------------------------------
Total Distributions                            (0.93)         (0.84)       (0.33)       (0.35)        (0.28)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $17.86         $15.72       $14.33       $12.19         $9.65
-----------------------------------------------------------------------------------------------------------
Total Return                                   20.13%         15.65%       20.43%       30.23%        (4.33)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $161,801       $153,651     $137,187     $112,891       $92,153
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.59%          1.59%        1.62%        1.65%         1.90%
  Net investment income                         0.29           0.86         0.98         1.27          1.38
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%            17%           9%          15%          127%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended January 31:

Class L Shares                                                        1999(1)(2)
================================================================================
Net Asset Value, Beginning of Period                                 $16.89
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                                 (0.04)
  Net realized and unrealized gain                                     1.90
--------------------------------------------------------------------------------
Total Income From Operations                                           1.86
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                               (0.01)
  Net realized gains                                                  (0.87)
--------------------------------------------------------------------------------
Total Distributions                                                   (0.88)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $17.87
--------------------------------------------------------------------------------
Total Return++                                                        11.57%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                     $1,972
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                             1.85%
  Net investment loss                                                 (0.37)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  29%
================================================================================

(1) For the period from June 15, 1998 (inception date) to January 31, 1999.

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31 except where noted:

Class O Shares(1)                              1999(2)          1998          1997          1996(2)         1995(3)
=================================================================================================================
Net Asset Value, Beginning of Year             $15.72          $14.33        $12.19         $9.65           $9.91
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.05            0.13          0.14          0.13            0.07
  Net realized and unrealized gain (loss)        3.02            2.10          2.33          2.76           (0.13)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              3.07            2.23          2.47          2.89           (0.06)
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.06)          (0.14)        (0.15)        (0.15)          (0.06)
  Net realized gains                            (0.87)          (0.70)        (0.18)        (0.20)          (0.14)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.93)          (0.84)        (0.33)        (0.35)          (0.20)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $17.86          $15.72        $14.33        $12.19           $9.65
-----------------------------------------------------------------------------------------------------------------
Total Return                                    20.14%          15.65%        20.43%        30.23%          (0.58)%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $5,736          $5,007        $2,958          $961             $85
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.59%           1.57%         1.61%         1.62%           1.83%+
  Net investment income                          0.28            0.86          0.94          1.11            1.44+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            29%             17%            9%           15%            127%
=================================================================================================================

(1) On June 12, 1998, Class C shares were renamed Class O shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period

(3) For the period from August 15, 1994 (inception date) to January 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class Y Shares                           1999(1)            1998            1997          1996(1)(2)
==================================================================================================
Net Asset Value, Beginning of Year        $15.73            $14.34          $12.16          $12.08
--------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.19              0.27            0.22              --
  Net realized and unrealized gain          3.03              2.10            2.36            0.08
--------------------------------------------------------------------------------------------------
Total Income From Operations                3.22              2.37            2.58            0.08
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.15)            (0.28)          (0.22)             --
  Net realized gains                       (0.87)            (0.70)          (0.18)             --
--------------------------------------------------------------------------------------------------
Total Distributions                        (1.02)            (0.98)          (0.40)             --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $17.93            $15.73          $14.34          $12.16
--------------------------------------------------------------------------------------------------
Total Return                               21.16%            16.76%          21.48%           N/A*
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $177,449          $119,258         $78,192              $5
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.69%             0.69%           0.73%           N/A*
  Net investment income                     1.14              1.73            1.73            N/A*
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       29%               17%              9%             15%
==================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) Inception date is January 31, 1996.

*   Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of the Smith Barney Equity Funds:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Large Cap Blend Fund of Smith Barney Equity Funds as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 1995 were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Large Cap Blend Fund of Smith Barney Equity Funds as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ KPMG LLP

New York, New York
March 8, 1999


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             23

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1999:

      o     A corporate dividends received deduction of 98.31%.

      o     Total long-term capital gain distributions paid of $24,331,712.


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 25, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

      1.    To elect Trustees of the Trust which includes all Funds; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies; and

      3.    Consideration of an amendment to the Fund's investment objective.

      The results of the vote on Proposal 1 were as follows:

                                   Shares Voted             Percentage          Shares Voted          Percentage Shares
Name of Trustees                        For                Shares Voted            Against              Voted Against
=======================================================================================================================
Lee Abraham                       24,712,213.110              96.158%            987,322.617                3.842%
Allan J. Bloostein                24,715,212.679              96.170             984,323.048                3.830
Richard E. Hanson, Jr.            24,723,973.398              96.204             975,562.329                3.796
Heath B. McLendon                 24,739,115.536              96.263             960,420.191                3.737
=======================================================================================================================

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all Proposals were approved by the shareholders.

================================================================================
Diversification                                                         Approved
--------------------------------------------------------------------------------
Industry Concentration                                                  Approved
--------------------------------------------------------------------------------
Borrowing                                                               Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                     Approved
--------------------------------------------------------------------------------
Real Estate                                                             Approved
--------------------------------------------------------------------------------
Underwriting                                                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

                       Percentage            Shares             Percentage                               Percentage
    Shares              of Shares             Voted              of Shares            Shares              of Shares
   Voted For              Voted              Against           Voted Against        Abstaining            Abstained
===================================================================================================================
14,258,424.730           89.650%           546,522.836            3.436%           1,100,664.457            6.920%
===================================================================================================================

* Broker non-votes constituted less than one percent of voted shares.

Proposal 3 requested that shareholders approve changing the investment objective of the Fund from income and long-term capital growth to long-term capital growth only. The following chart demonstrates that the Proposal was approved by shareholders.

The results of the vote on Proposal 3 were as follows:*

                       Percentage            Shares             Percentage                               Percentage
    Shares              of Shares             Voted              of Shares            Shares              of Shares
   Voted For              Voted              Against           Voted Against        Abstaining            Abstained
===================================================================================================================
14,225,278.215           89.630%           577,209.602            3.629%           1,072,085.772            6.741%
===================================================================================================================

* Broker non-votes constituted less than one percent of voted shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             25

Smith Barney
Large Cap
Blend Fund

Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Equity Funds -- Smith Barney Large Cap Blend Fund. It is not authorized for distribution to prospective investors unless accom panied or preceded by a current Prospectus for the Fund, which contains in for ma tion concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Large Cap
Blend Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01089 3/99



                                Diversification --
                                the Essence of the Concert Social Awareness Fund

                                                      [PHOTO OMITTED]

                                                      Concert Social
                                                      Awareness Fund

                                                      -------------
         [GRAPHIC OMITTED]                            ANNUAL REPORT
                                                      -------------

                                                      January 31, 1999

                                               [LOGO] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Every day.(R)

Concert Social
Awareness Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Social Awareness Fund ("Fund") seeks high total return consisting of capital appreciation and current income by investing in a combination of equity and fixed-income securities.

Concert Social Awareness Fund
Average Annual Total Returns
January 31, 1999

                                              Without Sales Charge(1)
                                 ----------------------------------------------
                                 Class A            Class B          Class L(2)
================================================================================
One-Year                          30.47%             29.50%            29.53%
--------------------------------------------------------------------------------
Five-Year                         16.42              15.56             15.61
--------------------------------------------------------------------------------
Ten-Year                           N/A               14.13              N/A
--------------------------------------------------------------------------------
Since Inception+                  17.08              12.90             15.69
================================================================================

                                               With Sales Charge(3)
                                 ----------------------------------------------
                                 Class A            Class B          Class L(2)
================================================================================
One-Year                          23.96%             24.50%            27.23%
--------------------------------------------------------------------------------
Five-Year                         15.24              15.45             15.38
--------------------------------------------------------------------------------
Ten-Year                           N/A               14.13              N/A
--------------------------------------------------------------------------------
Since Inception+                  16.12              12.90             15.48
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We have just completed a very satisfying year for the Concert Social Awareness Fund. This represented the second year where we controlled all aspects of the Fund's investment process, asset allocation (which we assumed in February of 1997), as well as our previous stock and bond selection responsibilities. Throughout the year we were able to successfully navigate through some very turbulent financial markets. Pick your time and style and there was a shock to latch onto -- currency collapses, deflation, recessions, political impeachment and hedge fund debacles.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                  Class A                SSIAX
                  Class B                SESIX
                  Class L                SESLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    6

Concert Social Awareness Fund
at a Glance ...............................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   13

Statement of Operations ...................................................   14

Statements of Changes in Net Assets .......................................   15

Notes to Financial Statements .............................................   16

Financial Highlights ......................................................   21

Independent Auditors' Report ..............................................   24

Additional Shareholder Information ........................................   25

Tax Information ...........................................................   25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                            [PHOTO OMITTED]

HEATH B. MCLENDON                          ELLEN S. CAMMER

Chairman                                   Vice President and Investment Officer

                                           [PHOTO OMITTED]

                                           ROBERT J. BRADY, CFA

                                           Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Concert Social Awareness Fund ("Fund") for the year ended January 31, 1999. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative. An interview with Portfolio Managers Bob Brady and Ellen Cammer appears on pages four and five.

A Special Discipline Series  Fund

The Concert Social Awareness Fund is part of the Special Discipline Series of Smith Barney Mutual Funds. Special Discipline Series mutual funds explore opportunities in a narrower sector of the market or by using a narrower investment focus.

Performance Update

We are pleased to report that the Fund posted a total return of 30.47% for Class A shares, without sales charges, for the year ended January 31, 1999. In comparison, the Standard & Poor's 500 Index* ("S&P 500 Index") returned 32.51% and the Lehman Brothers Government/Corporate Bond Index** returned 8.72% for the same period. Moreover, the Fund outperformed its Lipper Inc. peer group return of 15.31% for the same period. (Lipper Inc. is a major fund-tracking organization.)

Overview

We have just completed a very satisfying year for the Concert Social Awareness Fund. This represented the second year where we controlled all aspects of the Fund's investment process, asset allocation (which we assumed in February of 1997), as well as our previous stock and bond selection responsibilities. Throughout the year we were able to successfully navigate some very turbulent financial markets. Pick your time and style and there was a shock to latch onto -- currency collapses, deflation, recessions, political impeachment and hedge fund debacles.

Despite all of that, the U.S. economy remained very strong, with inflation and unemployment extremely low at the same time. Our financial markets translated these events into several distinct up and down price cycles, along with an obvious flight to quality. Yet, when it was all over, the markets had put another strong performance into the record books.

The allocation of Fund assets between stocks and bonds for the year averaged our long-term objective of 75% stocks and 25% bonds. We began the year with about 70% in stocks, and used the late summer market correction to shift some additional money from bonds into stocks. At the end of January 1999, we held approximately 77% in stocks and 23% in bonds. (Our most recent actions, however, have been to slightly reverse these earlier decisions, taking some stock profits to bring our allocation back into line with our long-term guidelines.)

Both the stock and bond portions of the Fund outper-

----------
* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.

** The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  1
formed their respective benchmarks; as a consequence the Fund achieved between 90% and 95% of the stock market's return while only being invested in about 75% stocks. 1999 should be a year with both new and revisited sets of challenges. Although no guarantees can be made, we enter the Fund's new fiscal year with the goal and expectation of again delivering positive competitive performance. However, we believe it will prove difficult to duplicate the Fund's 1998 absolute returns.

Stock Market Update and Portfolio Changes

We were fairly active in the stock component of the Fund during the last fiscal year ended January 31, 1999. In sum, we were net buyers of approximately $171/2 million of stock, via some 200 individual trades. But the activity was very concentrated on both the buy and sell sides. More than one-half of the buys took place on two days in early September, when the stock market was near the bottom of its sharp fall. The second much smaller cluster of buys took place earlier in March, when we were still in the process of adjusting our stock exposure upwards from the Fund's very conservative stance we inherited in early 1997.

On the sell side there were also two clusters of activity. The first entailed recognizing tax loss opportunities in early October --- selling positions where losses existed to reduce the shareholder tax burdens by offsetting previously realized capital gains. The larger portion of our selling took place in January 1999, when we decided to take some profits in the technology sector and move the proceeds to the Fund's bond portion (partially neutralizing the opposite action we took in September).

Reflecting the manner by which we accomplished our interim allocation shift, the Fund's stock portfolio at year-end was not significantly different then when we started the year. On a quality, relative yield or valuation basis, the beginning and ending of the reporting period look quite similar. Our relative sector emphasis within the marketplace has remained virtually intact, with most of our emphasis on consumer cyclical, financial, transportation, and selected utility sectors. We continue to de-emphasize basic material, capital goods, communication services and energy. Moreover, we recently moved to a neutral weighting in the technology sector. The fact that we moved some money from stocks to bonds by taking some profits in several of 1998's leaders undeniably suggests a bit of caution for the near-term. Yet, those actions should not be misinterpreted as a change in our long held positive outlook for the U.S. economy and its high-quality companies.

Bond Market Update and Portfolio Changes

1998 ended up being a year dominated by the global economic outlook. Asia may have been the opening act in July of 1997, but by mid-1998, Russia had devalued its currency and defaulted on some of its debt. In a short period of 11 days at the end of August, the Dow Jones Industrial Average ("DJIA") lost about 12%, world economies were decimated and a massive flight to quality helped U.S. Treasuries to become the best-performing sector of the bond market. It was not the way U.S. Treasury market investors had hoped to break through the 5% barrier and while U.S. Treasury prices soared, spread product (i.e., corporate bonds and mortgage-backed securities) fell from favor and performed poorly on a relative basis.

Emerging market debt and high-yield bonds were the obvious casualties, as investors wanted the safety and liquidity of the most recently issued U.S. Treasury issues. These major shifts in the bond markets caused complex bets by hedge funds to go awry, exacerbating market woes. Due to the high-quality nature of the Fund's bond portfolio (i.e., "AA" on average) it was able to perform extremely well in this volatile market.

The Federal Reserve Board, well aware of the growing liquidity problems in the bond market, engineered three moves starting on September 29, 1998 to reduce the federal-funds rate to 4.75% and the discount rate to 4.50%. After falling to the historic low of 4.70% on the long Treasury bond in early October, interest rates have bounced around in a rather narrow trading range. At the end of January long rates yielded 5.09% still some 80 basis points (8/10 of 1%) lower than where we began the year providing a year of attractive returns for total return investors invested in high grade securities. The


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Lehman Brothers Government/Corporate Bond index returned 8.72% for the year ended January 31, 1999. We estimate that the bond component of the Fund outperformed the Index by approximately 1%.

By November with yield premiums on corporate bonds at the highest level of the last ten years, investors re-entered the corporate bond market making it the best month historically for corporate bond performance. Many corporate issues were able to retrace close to 70% of their losses (on a spread basis). In this period of market disarray we were able to add selectively to our corporate holdings such as MCI WorldCom, Xerox, and Qwest Communication,* all of which have performed well through the end of the reporting period. The year ended with bond market rates trading in a narrow range coupled with an attractive amount of yield premium in corporate bonds and mortgage-backed securities.

We begin the year with a rather robust economic picture. Many forecasters are still awaiting a marked slowdown in the U.S. economy. Yet this certainly seems to be an economy that takes a licking and still keeps on ticking. Although many of the themes remain the same this year, we think there are a few new twists to consider. The introduction of the euro (i.e., the new global currency for most of Europe) and Y2K concerns (i.e., a failure of older computers that recognize dates by two digits to be able to distinguish the year 2000 from the year 1900) are key issues that the bond markets are well aware, but how the markets will react remains somewhat uncertain. Yet we still believe 1999 should be a positive year for bond investors.

But the intra-market focus may change. Last year excess cash seems to have poured into stocks and U.S. Treasuries.

We believe that 1999 will see a shift away from U.S. Treasuries and into spread product creating a narrowing of their spreads as well as providing excellent total return potential. Corporate bond and mortgage yields are still very attractive and seem to be discounting a lot of negative news going forward. We have recently increased our allocation to mortgages believing they should continue to provide attractive value. Over the coming months we see opportunities through changing sector weightings as well as through modest shifts in our duration. The bond component of the Fund has a duration (i.e., a gauge of sensitivity to interest rate change) of 5.5 years as of January 29, 1999.

At the close of the reporting period, the Fund's bond assets were made up of 41% governments, 35% corporate bonds, 22% mortgage-backed securities, and 2% asset-backed securities.

We thank you for your continued support of our efforts on your behalf. We encourage you to visit our Web site at www.smithbarney.com. We look forward to another exciting and challenging year helping you to pursue your investment goals.

Sincerely,


                           /s/ Heath B. McLendon
                           ------------------------------
                           Heath B. McLendon
                           Chairman

/s/ Ellen S. Cammer                        /s/ Robert J. Brady, CFA
----------------------------               ---------------------------------
Ellen S. Cammer                            Robert J. Brady, CFA
Vice President and                         Vice President and
Investment Officer                         Investment Officer

February 22, 1999

----------
*     Securities held in the Fund as of January 31, 1999 are subject to change.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  3

--------------------------------------------------------------------------------
An Interview with Portfolio Managers
Robert J. Brady and Ellen S. Cammer
--------------------------------------------------------------------------------

Portfolio managers Bob Brady and Ellen Cammer recently spoke with us about the Concert Social Awareness Fund and shared some insights regarding their investment strategy.

Bob, what's the linkage between social awareness and the Smith Barney Concert Social Awareness Fund?

Bob: In 1997 we decided to overlay onto the Fund's investment discipline something that came from our investing approach. We refer to this as a socially aware overlay, or a cultural analysis.

In looking at the environment today from an economic standpoint, we think for many, many companies workplace societal issues are becoming increasingly important business issues. As investors, we therefore consider not only the financial aspects of an investment, but also how a company is dealing with these other non-financial aspects of its everyday life that may impact its future growth possibilities.

Ellen we have heard from you and Bob about "best of class" investing in the past. What does this phrase mean?

Ellen: "Best of class" investing seeks to identify companies that are at the leading edge of certain industries that face social and environmental concerns, differentiating between the leaders and laggards in industry, and allowing us to decide spotlight companies which seem to be moving in a constructive direction rather than us withdrawing from the industry altogether.

Again, we believe strategic management teams see the convergence between financial performance and environmental performance.

Bob, what are some of the underlying strategies that drive the Concert Social Awareness Fund?

Bob: Well, there are several basic tenets that Ellen and I look at everyday.

Number one, we are investment managers, and therefore anything that we own in the Fund must meet our strict investment disciplines. We are in the business of productively employing our shareholders' assets for competitive investment returns over time.

The Fund is constructed along the lines of a 75% stock and 25% bond composition. In one sense, it's a hybrid balance fund. The reason? There's a large number of investors out there that want to be in the stock market over time, but they want less risk.

No matter what industry you look at, certain companies are identified as leaders and certain ones are deemed to be laggards. And the thing that seem to separate the leaders from the others is that their managements are smart enough to get their companies ahead of the curve in their industry, regardless of what it is.

And lastly, as we have noted previously, we think that a lot of nonfinancial matters, cultural issues, in fact, are increasingly important business issues. And smart managements understand that if they are able to get their hands around them, their companies will be able over time to enjoy strong, competitive advantages.

Bob, could you walk us through the investment process that you and Ellen employ in the Fund?

Bob: I'll speak about the equity side, and then Ellen can discuss the Fund's fixed-income side. The equity side is essentially an investment discipline that has evolved since the early 1980s when I came over to asset management from the research side of the business.

Basically, I look at about 1,700 stocks weekly on an evaluation basis. I have five different models that are quantitatively oriented. This analysis enables me to ferret out a lot of companies. Then I overlay onto that the qualitative part of our investment research, making sure that the numbers used in my analysis make sense. Then, I attempt to identify the catalyst that could trigger the market's recognition of our perceived values. And through that process I try and narrow down my investment choices into where there is apparent relative growth opportunities at the right price. Risk analysis is an essential ingredient throughout this process. So it's a value-oriented approach, but clearly looking to grow asset values over time. I am very attuned to risk and I follow a fairly conservative portfolio diversification approach, but it seems to have stood the test of time. (Of course, past performance is not indicative of future results.)


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

Ellen, how do you invest in bonds?

Ellen: The bond side of the Fund's portfolio is actively managed. It is a total return strategy and could be called "duration constrained." I focus on a five-year duration as a neutral posture for the portfolio that corresponds with the Lehman Brothers Government Corporate Bond Index.

I utilize a full complement of securities such as government bonds, mortgaged-backed securities, asset-backed securities and corporate bonds. And I will overweight and underweight the sectors of the market depending on my economic outlook.

Ellen, what is the Fund's current asset allocation, and is there any flexibility with that asset allocation?

Ellen: The Fund's current allocation is approximately 75% stocks and 25% bonds or close to that. Within that structure, Bob and I have the ability to shift up to 10% around that weighting, so stocks can actually range from a low of 65% to a high of 85%.

We view the Fund's asset allocation structure as balanced for the future. Our somewhat overweighted stock allocation versus a traditional 60%-40% composition that most funds have is a conscious design element. When we created the Fund, we looked at the expected potential returns available from both markets, as well as looking at some demographics on the general population. Because people are living longer, we believed that we needed the higher equity weighting.

Bob, what types of companies does the Concert Social Awareness Fund usually invest in?

Bob: We usually invest in mid- to large-cap companies that are well known and well recognized. We want to be satisfied both as investors as well as be comfortable about a company's cultural policies. We want enlightened companies who understand the culture they operate in and managements that can deal with all types of challenges effectively.

Bob and Ellen, thank you for spending some time with us.

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of January 31, 1999
--------------------------------------------------------------------------------
1.  EMC Corp.                                                               3.9%
--------------------------------------------------------------------------------
2.  Lowe's Cos., Inc.                                            3.4
--------------------------------------------------------------------------------
3.  Cisco Systems, Inc.                                                     3.0
--------------------------------------------------------------------------------
4.  International Business Machines Corp.                                   3.0
--------------------------------------------------------------------------------
5.  MCI Worldcom, Inc.                                                      3.0
--------------------------------------------------------------------------------
6.  Xerox Corp.                                                  2.9
--------------------------------------------------------------------------------
7.  Schering-Plough Corp.                                                   2.8
--------------------------------------------------------------------------------
8.  Amgen, Inc.                                                   2.8
--------------------------------------------------------------------------------
9.  Chase Manhattan Corp.                                                   2.8
--------------------------------------------------------------------------------
10. Compaq Computer Corp.                                                   2.8
--------------------------------------------------------------------------------

*     As a percentage of total common stock.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                         -----------------
                         Beginning   End     Income    Capital Gain     Total
Year Ended                of Year  of Year  Dividends  Distributions  Returns(1)
================================================================================
1/31/99                   $20.57   $25.94     $0.26       $0.53         30.47%
--------------------------------------------------------------------------------
1/31/98                    19.36    20.57      0.55        1.99         19.89
--------------------------------------------------------------------------------
1/31/97                    19.00    19.36      0.60        1.32         12.41
--------------------------------------------------------------------------------
1/31/96                    15.91    19.00      0.52        0.52         26.47
--------------------------------------------------------------------------------
1/31/95                    17.72    15.91      0.47        0.66         (3.82)
--------------------------------------------------------------------------------
1/31/94                    16.85    17.72      0.56        1.46         17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93      16.80    16.85      0.11        0.85          6.12+
================================================================================
  Total                                       $3.07       $7.33
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                         -----------------
                         Beginning   End     Income    Capital Gain     Total
Year Ended                of Year  of Year  Dividends  Distributions  Returns(1)
================================================================================
1/31/99                   $20.63   $25.96     $0.14       $0.53         29.50%
--------------------------------------------------------------------------------
1/31/98                    19.42    20.63      0.40        1.99         18.95
--------------------------------------------------------------------------------
1/31/97                    19.05    19.42      0.45        1.32         11.60
--------------------------------------------------------------------------------
1/31/96                    15.97    19.05      0.42        0.52         25.58
--------------------------------------------------------------------------------
1/31/95                    17.79    15.97      0.35        0.66         (4.54)
--------------------------------------------------------------------------------
1/31/94                    16.84    17.79      0.34        1.46         16.88
--------------------------------------------------------------------------------
1/31/93                    17.26    16.84      0.50        1.49          9.68
--------------------------------------------------------------------------------
1/31/92                    15.61    17.26      0.55        0.88         19.96
--------------------------------------------------------------------------------
1/31/91                    15.57    15.61      0.51        0.46          6.80
--------------------------------------------------------------------------------
1/31/90                    15.03    15.57      0.71        0.38         10.76
================================================================================
  Total                                       $4.37       $9.69
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                         -----------------
                         Beginning   End     Income    Capital Gain     Total
Year Ended                of Year  of Year  Dividends  Distributions  Returns(1)
================================================================================
1/31/99                   $20.68   $26.03     $0.14       $0.53         29.53%
--------------------------------------------------------------------------------
1/31/98                    19.46    20.68      0.40        1.99         18.97
--------------------------------------------------------------------------------
1/31/97                    19.08    19.46      0.45        1.32         11.65
--------------------------------------------------------------------------------
1/31/96                    15.97    19.08      0.42        0.52         25.77
--------------------------------------------------------------------------------
1/31/95                    17.79    15.97      0.35        0.66         (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94      17.54    17.79      0.28        1.46          11.83+
================================================================================
  Total                                       $2.04       $6.48
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Year Ended 1/31/99                              30.47%       29.50%       29.53%
--------------------------------------------------------------------------------
Five Years Ended 1/31/99                        16.42        15.56        15.61
--------------------------------------------------------------------------------
Ten Years Ended 1/31/99                           N/A        14.13          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/99                      17.08        12.90        15.69
================================================================================

                                                     With Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Year Ended 1/31/99                              23.96%       24.50%       27.23%
--------------------------------------------------------------------------------
Five Years Ended 1/31/99                        15.24        15.45        15.38
--------------------------------------------------------------------------------
Ten Years Ended 1/31/99                           N/A        14.13          N/A
--------------------------------------------------------------------------------
Inception* through 1/31/99                      16.12        12.90        15.48
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 1/31/99)                        167.38%
--------------------------------------------------------------------------------
Class B (1/31/89 through 1/31/99)                           274.84
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                        329.02
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/99)                        130.96
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  7

--------------------------------------------------------------------------------
Concert Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

================================================================================

      [THE FOLLOWING WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Lehman Government/ Lehman Government/   Standard
               Concert Social      Corporate       Corporate Long-     & Poor's
               Awareness Fund      Bond Index      Term Bond Index     500 Index
================================================================================
January 1989       10,000            10,000           10,000            10,000
January 1990       11,076            11,119           11,190            11,447
January 1991       11,829            12,345           12,437            12,408
January 1992       14,190            13,965           14,267            15,224
January 1993       15,563            15,582           16,348            16,835
January 1994       18,189            17,187           18,936            19,004
January 1995       17,323            16,652           17,617            19,104
January 1996       21,804            19,604           22,330            26,487
January 1997       24,333            20,071           22,224            33,460
January 1998       28,945            22,314           26,021            42,462
January 1999       37,485            24,260           29,135            56,263
================================================================================

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [THE FOLLOWING CHART WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

                         Basic Materials             3.1%
                         Communication Services      4.1%
                         Consumer Cyclicals         20.0%
                         Consumer Staples           12.9%
                         Financial Services         19.6%
                         Health Care                 9.9%
                         Technology                 22.1%
                         Transportation              4.1%
                         Utilities                   4.2%

*     As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

   [THE FOLLOWING CHART WAS DEPICITED AS A PIE GRAPH IN THE PRINTED MATERIAL.]

                      Mortgage-Backed Securities        4.9%
                      Repurchase Agreement              1.1%
                      Corporate Bonds and Notes         7.8%
                      Asset-Backed Securities           0.5%
                      Common Stock                     76.6%
                      U.S. Government Obligations       9.1%

**    As a percentage of total investments.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
COMMON STOCK -- 76.6%

Basic Materials -- 2.4%
      55,000    Alcoa, Inc.                                         $ 4,599,375
      55,937    BP Amoco PLC                                          4,537,889
      80,000    Praxair, Inc.                                         2,585,000
--------------------------------------------------------------------------------
                                                                     11,722,264
--------------------------------------------------------------------------------
Communication Services -- 3.1%
      22,500    AT&T Corp.                                            2,041,875
     140,000    Anixter International, Inc.++                         2,266,250
     140,931    MCI Worldcom, Inc.++                                 11,221,631
--------------------------------------------------------------------------------
                                                                     15,529,756
--------------------------------------------------------------------------------
Consumer Cyclicals -- 15.3%
      58,000    Black & Decker Corp.+                                 3,074,000
      43,500    Caliber Learning Network, Inc.++                        175,359
     203,750    Dollar General Corp.                                  5,081,016
     160,000    Home Depot, Inc.+                                     9,660,000
     242,500    Interface, Inc.                                       2,500,781
     143,400    Kaufman & Broad Home Corp.                            4,042,087
      74,700    Liz Clairborne, Inc.                                  2,857,275
     220,000    Lowe's Cos., Inc.                                    12,828,750
      99,500    May Department Stores Co.                             6,007,313
      14,352    Payless Shoesource, Inc.++                              747,201
      56,800    Philips Electronics NV                                4,135,750
      66,000    Pitney Bowes, Inc.                                    4,541,625
     110,000    Rite Aid Corp.+                                       5,403,750
     219,450    Staples Inc.++                                        6,281,756
     101,000    Wal-Mart Corp.                                        8,686,000
--------------------------------------------------------------------------------
                                                                     76,022,663
--------------------------------------------------------------------------------
Consumer Staples -- 9.9%
     194,000    American Stores Co.                                   7,032,500
     150,100    Brinker International, Inc.++                         4,127,750
     107,400    Kroger Co.++                                          6,819,900
     139,800    Newell Co.+                                           5,810,438
     248,000    Sysco Corp.                                           6,758,000
      69,800    Tribune Co.                                           4,462,838
      26,000    Tricon Global Restaurants, Inc.++                     1,236,625
     110,000    Unilever NV                                           8,415,000
     187,000    Wendy's International, Inc.                           4,371,125
--------------------------------------------------------------------------------
                                                                     49,034,176
--------------------------------------------------------------------------------
Financial Services -- 15.0%
     135,000    Ace Ltd.                                              3,780,000
     141,094    Allstate Corp.                                        5,299,843
      55,000    American Express Co.                                  5,658,125
      41,400    American International Group, Inc.                    4,261,613
     132,000    Associates First Capital Corp.                        5,354,250
      82,941    BankAmerica Corp.                                     5,546,679
      70,000    Bank of Boston Corp.                                  2,585,625


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
Financial Services -- 15.0% (continued)
      60,000    C.I.T. Group, Inc.                                  $ 1,912,500
     136,576    Chase Manhattan Corp.                                10,507,816
     125,200    Freddie Mac                                           7,762,400
      50,000    Hartford Financial Services, Inc.                     2,596,875
      75,000    IndyMac Mortgage Holdings, Inc.                         904,687
      48,200    Lincoln National Corp.                                4,015,663
      77,000    Provident Cos., Inc.                                  3,301,375
      70,800    St. Paul Cos., Inc.                                   2,079,750
      72,000    Transamerica Corp.                                    4,032,000
     108,864    Washington Mutual, Inc.+                              4,572,288
--------------------------------------------------------------------------------
                                                                     74,171,489
--------------------------------------------------------------------------------
Health Care -- 7.6%
      83,000    Amgen, Inc.++                                        10,675,875
      42,800    C.R. Bard, Inc.                                       2,166,750
      68,000    Johnson & Johnson                                     5,780,000
      12,300    Merck & Co, Inc.                                      1,805,025
      82,000    Mylan Laboratories, Inc.+                             2,501,000
     196,000    Schering-Plough Corp.                                10,682,000
     190,500    Tenet Healthcare Corp.++                              3,952,875
--------------------------------------------------------------------------------
                                                                     37,563,525
--------------------------------------------------------------------------------
Technology -- 16.9%
     132,000    Automatic Data Processing                             5,618,250
     103,450    Cisco Systems, Inc.++                                11,453,855
     220,000    Compaq Computer Corp.                                10,477,500
      70,000    Electronic Data Systems Corp.                         3,670,625
     137,000    EMC Corp.++                                          14,915,875
      23,000    Intel Corp.                                           3,241,563
      62,400    International Business Machine Corp.                 11,434,800
      63,926    Lucent Technologies, Inc.                             7,195,670
      42,600    Sun Microsystems, Inc.++                              4,768,537
      88,000    Xerox Corp.                                          10,912,000
--------------------------------------------------------------------------------
                                                                     83,688,675
--------------------------------------------------------------------------------
Transportation -- 3.2%
     132,000    Norfolk Southern Corp.                                3,638,250
     194,250    Southwest Airlines Co.+                               5,220,469
     195,000    US Freightways Corp.                                  6,800,625
--------------------------------------------------------------------------------
                                                                     15,659,344
--------------------------------------------------------------------------------
Utilities -- 3.2%
      35,000    AES Corp.++                                           1,179,062
     127,100    Enron Corp.                                           8,388,600
     190,000    Williams Cos., Inc.                                   6,270,000
--------------------------------------------------------------------------------
                                                                     15,837,662
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $199,610,731)                              379,229,554
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 9.1%
 $ 8,400,000    U.S. Treasury Notes, 5.875% due 7/31/99             $ 8,451,156
   1,000,000    U.S. Treasury Notes, 5.625% due 10/31/99              1,007,030
     750,000    U.S. Treasury Notes, 7.125% due 2/29/00                 769,117
   4,400,000    U.S. Treasury Notes, 6.250% due 8/31/00               4,503,488
   2,000,000    U.S. Treasury Notes, 6.250 due 10/31/01               2,082,380
   3,000,000    U.S. Treasury Notes, 5.875% due 11/30/01              3,098,460
   2,978,000    U.S. Treasury Notes, 6.375% due 8/15/02               3,139,765
   1,000,000    U.S. Treasury Notes, 5.750% due 8/15/03               1,044,100
   3,000,000    U.S. Treasury Notes, 6.500% due 10/15/06              3,326,850
   1,000,000    U.S. Treasury Bonds, 7.125% due 2/15/23               1,238,480
  13,800,000    U.S. Treasury Bonds, 6.000% due 2/15/26              15,136,944
   5,000,000    U.S. Treasury Strip, zero coupon due 11/15/21         1,442,750
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost -- $42,308,032)                                45,240,520
================================================================================

CORPORATE BONDS AND NOTES -- 7.8%

Financial Services -- 2.3%
   2,000,000    Associates Corp. of North America, Sr. Notes,
                   5.750% due 11/1/03                                 2,032,500
   2,000,000    Countrywide Home Loan, Medium Term Notes,
                   6.380% due 10/8/02                                 2,022,500
   1,000,000    First USA Bank, Notes, 6.375% due 10/23/00            1,023,750
   2,000,000    Household Netherlands, Notes, 6.200% due 12/1/03      2,052,500
   1,000,000    Merrill Lynch & Co. Inc., Notes,
                   6.000% due 1/15/01                                 1,010,000
   1,000,000    Morgan Stanley Dean Witter & Co., Notes,
                   6.875% due 3/1/07                                  1,052,500
   2,000,000    Pitney Bowes Credit Corp., Notes,
                   5.650% due 1/15/03                                 2,032,500
--------------------------------------------------------------------------------
                                                                     11,226,250
--------------------------------------------------------------------------------
Industrial -- 4.5%
   2,000,000    Computer Associates International, Sr. Notes,
                   6.375% due 4/15/05                                 2,007,500
   2,000,000    Fred Meyer Inc., Notes, 7.375% due 3/1/05             2,142,500
   2,000,000    IBM Corp., Notes, 5.375% due 2/1/09                   2,005,000
   1,500,000    Lucent Technologies, Inc., Notes,
                   7.250% due 7/15/06                                 1,678,125
   2,000,000    Norfolk Southern Corp., Debentures,
                   7.800% due 5/15/27                                 2,375,000
   2,000,000    Qwest Communications International Inc.,
                   Sr. Notes, 7.500% due 11/1/08                      2,140,000
     326,238    Southwest Airlines Co., Series 1994-A3,
                   8.700% due 7/1/11                                    362,125
   2,000,000    Staples Inc., Sr. Notes, 7.125% due 8/15/07           2,100,000
   2,000,000    Tenet Healthcare Corp., Sr. Notes,
                   8.625% due 12/1/03                                 2,092,500
   2,000,000    Time Warner Inc., Notes, 6.950% due 1/15/28           2,147,500
   2,375,000    Tricon Global Restaurants Inc., Sr. Notes,
                   7.450% due 5/15/05                                 2,487,812
   1,000,000    Xerox Corp., Notes, 5.250% due 12/15/03                 995,000
--------------------------------------------------------------------------------
                                                                     22,533,062
--------------------------------------------------------------------------------
Utilities -- 1.0%
   2,000,000    HNG Internorth, Inc., Notes, 9.625% due 3/15/06       2,465,000
   2,000,000    MCI Worldcom Inc., Notes, 7.750% due 4/1/07           2,265,000
--------------------------------------------------------------------------------
                                                                      4,730,000
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS AND NOTES
                (Cost -- $37,220,940)                                38,489,312
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                             January 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
ASSET-BACKED SECURITIES -- 0.5%
  $  318,891    Equity Credit Corp., Home Equity Loan Trust,
                   Series 1993-3, 5.150% due 9/15/08               $    314,360
   2,000,000    Sears Credit Account Master Trust, Series 95-2A,
                   8.100% due 6/15/04                                 2,057,300
     125,000    Sears Credit Account Master Trust, Series 95-4,
                   6.250% due 1/15/03                                   125,074
--------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES
                (Cost -- $2,441,976)                                  2,496,734
================================================================================
MORTGAGE-BACKED SECURITIES -- 4.9%
       6,627    Federal Home Loan Mortgage Association,
                   6.250% due 7/1/02                                      6,766
      17,912    Federal Home Loan Mortgage Association,
                   8.500% due 12/1/02                                    18,999
   2,000,000    Federal National Mortgage Association,
                   6.000% due 5/15/08                                 2,113,480
   1,405,726    Federal National Mortgage Association,
                   6.000% due 2/1/11                                  1,411,870
   4,287,678    Federal National Mortgage Association,
                   7.000% due 1/1/13                                  4,390,840
   4,837,529    Federal National Mortgage Association,
                   6.000% due 6/1/13                                  4,858,670
   2,500,000    Federal National Mortgage Association,
                   6.000% due 2/1/14                                  2,510,925
      76,567    Federal National Mortgage Association,
                   8.000% due 7/1/24                                     79,558
   8,774,639    Federal National Mortgage Association,
                   6.500% due 11/1/27                                 8,856,859
--------------------------------------------------------------------------------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $24,088,364)                                24,247,967
================================================================================
REPURCHASE AGREEMENT -- 1.1%
   5,311,000    Goldman, Sachs & Co., 4.710% due 2/1/99;
                   Proceeds at maturity -- $5,313,085;
                   (Fully collateralized by U.S. Treasury
                   Notes, 5.625% to 11.125% due 11/30/99
                   to 8/15/25; Market value-- $5,435,253)
                   (Cost-- $5,311,000)                                5,311,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $310,981,043*)                            $495,015,087
================================================================================

++    Non-income producing security.

+     A portion of this security is on loan (Note 7).

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            January 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $310,981,043)                      $495,015,087
  Cash                                                                       116
  Collateral for securities on loan (Note 7)                          29,832,270
  Interest receivable                                                  1,729,473
  Receivable for Fund shares sold                                      1,599,228
  Dividends receivable                                                   201,549
--------------------------------------------------------------------------------
  Total Assets                                                       528,377,723
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 7)                             29,832,270
  Payable for securities purchased                                     1,998,460
  Payable for Fund shares purchased                                      383,331
  Investment advisory fees payable                                       208,269
  Administration fees payable                                             75,735
  Distribution fees payable                                               35,818
  Accrued expenses                                                       150,084
--------------------------------------------------------------------------------
  Total Liabilities                                                   32,683,967
--------------------------------------------------------------------------------
Total Net Assets                                                    $495,693,756
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     19,101
  Capital paid in excess of par value                                297,754,663
  Accumulated net realized gain from security transactions            13,885,948
  Net unrealized appreciation of investments                         184,034,044
--------------------------------------------------------------------------------
Total Net Assets                                                    $495,693,756
================================================================================

Shares Outstanding:
  Class A                                                             10,873,407
  ------------------------------------------------------------------------------
  Class B                                                              7,634,263
  ------------------------------------------------------------------------------
  Class L                                                                593,713
  ------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                    $      25.94
  ------------------------------------------------------------------------------
  Class B *                                                         $      25.96
  ------------------------------------------------------------------------------
  Class L **                                                        $      26.03
  ------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset
     value per share)                                               $      27.31
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset
     value per share)                                               $      26.29
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended January 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                        $   7,059,410
  Dividends                                                           3,247,753
  Less: Foreign withholding tax                                         (37,758)
--------------------------------------------------------------------------------
  Total Investment Income                                            10,269,405
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          2,418,788
  Investment advisory fees (Note 2)                                   2,323,338
  Administration fees (Note 2)                                          844,850
  Shareholder and system servicing fees                                 470,091
  Shareholder communications                                            120,266
  Registration fees                                                     100,606
  Audit and legal                                                        48,161
  Trustees' fees                                                         21,101
  Custody                                                                18,357
  Other                                                                  18,961
--------------------------------------------------------------------------------
  Total Expenses                                                      6,384,519
--------------------------------------------------------------------------------
Net Investment Income                                                 3,884,886
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                            149,249,401
     Cost of securities sold                                        128,879,546
--------------------------------------------------------------------------------
  Net Realized Gain                                                  20,369,855
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               94,867,519
     End of year                                                    184,034,044
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            89,166,525
--------------------------------------------------------------------------------
Net Gain on Investments                                             109,536,380
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 113,421,266
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                      1999             1998
================================================================================
OPERATIONS:
      Net investment income                      $   3,884,886    $   7,359,457
      Net realized gain                             20,369,855       27,912,262
      Increase in net unrealized appreciation       89,166,525       30,386,758
--------------------------------------------------------------------------------
      Increase in Net Assets From Operations       113,421,266       65,658,477
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                         (3,895,688)      (8,605,756)
      Net realized gains                            (9,770,057)     (34,146,580)
--------------------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders              (13,665,745)     (42,752,336)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares             107,012,876       59,780,975
      Net asset value of shares issued for
        reinvestment of dividends                   12,933,222       40,529,174
      Cost of shares reacquired                   (105,542,323)    (126,493,481)
--------------------------------------------------------------------------------
      Increase (Decrease) in Net Assets From
        Fund Share Transactions                     14,403,775      (26,183,332)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  114,159,296       (3,277,191)

NET ASSETS:
      Beginning of year                            381,534,460      384,811,651
--------------------------------------------------------------------------------
      End of year*                               $ 495,693,756    $ 381,534,460
================================================================================
* Includes undistributed net investment
    income of:                                              --    $      21,900
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Large Cap Blend Fund. The financial statements and financial highlights for the other fund are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group. For the year ended January 31, 1999, SSB did not receive any brokerage commissions.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the year ended January 31, 1999, SSB received sales charges of $263,000 and $50,000 on sales of the Fund's Class A and Class L shares, respectively.

In addition, CDSCs paid to SSB were:

                                                           Class B       Class L
================================================================================
CDSC                                                       $115,000      $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the year ended January 31, 1999, total Distribution Plan fees incurred were:

                                       Class A        Class B        Class L
================================================================================
Distribution Plan Fees                $601,399       $1,723,843      $93,546
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the year ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $162,340,191
--------------------------------------------------------------------------------
Sales                                                                149,249,401
================================================================================

At January 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 187,577,087
Gross unrealized depreciation                                        (3,543,043)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 184,034,044
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 1999, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 1999, the Fund had no open purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended January 31, 1999, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 1999, the Fund had loaned common stocks having a value of $29,040,257 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 4.843% due 2/1/99                          $13,655,722
  Bank of Montreal, 4.812% due 2/1/99                                 2,769,793
  Deutsche Bank, 4.843% due 2/1/99                                   10,059,831
  Societe Generale, 4.750% due 2/1/99                                 3,346,924
--------------------------------------------------------------------------------
Total                                                               $29,832,270
================================================================================

Interest income earned by the Fund from securities loaned for the year ended January 31, 1999 was $53,556.

8. Shares of Beneficial Interest

At January 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At January 31, 1999, total paid-in capital amounted to the following for each class:

                                        Class A         Class B       Class L
================================================================================
Total Paid-in Capital                 $186,667,041    $98,646,911   $12,459,812
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                             Year Ended                    Year Ended
                          January 31, 1999               January 31, 1998
                       ----------------------         ----------------------
                       Shares          Amount         Shares          Amount
================================================================================
Class A
Shares sold           2,805,213    $(64,000,378)     1,563,683     $(31,928,326)
Shares issued on
  reinvestment          345,011       7,960,380      1,069,265       21,700,037
Shares reaquired     (2,099,048)    (47,939,818)    (2,007,566)     (40,819,586)
--------------------------------------------------------------------------------
Net Increase          1,051,176    $(24,020,940)       625,382     $(12,808,777)
================================================================================
Class B
Shares sold           1,490,823    $(34,432,215)     1,152,327     $(23,614,622)
Shares issued on
  reinvestment          201,924       4,688,797        891,901       18,139,669
Shares reaquired     (2,401,577)    (54,426,551)    (4,134,755)     (83,754,507)
--------------------------------------------------------------------------------
Net Decrease           (708,830)   $(15,305,539)    (2,090,527)    $(42,000,216)
================================================================================
Class L+
Shares sold             364,743    $ (8,580,283)       203,584     $ (4,187,186)
Shares issued on
  reinvestment           12,059         280,988         32,848          670,182
Shares reaquired       (129,984)     (2,962,207)       (95,115)      (1,919,388)
--------------------------------------------------------------------------------
Net Increase            246,818    $ (5,899,064)       141,317     $ (2,937,980)
================================================================================
Class Y++
Shares sold                  --    $         --          2,360     $    (50,841)
Shares issued on
  reinvestment              131           3,057            948           19,286
Shares reaquired        (10,819)       (213,747)            --               --
--------------------------------------------------------------------------------
Net Increase
  (Decrease)            (10,688)   $   (210,690)         3,308     $    (70,127)
================================================================================

+     On June 12, 1998, Class C shares were renamed Class L shares.

++    As of January 31, 1999, all Class Y shares were fully redeemed.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class A Shares              1999(1)     1998      1997        1996       1995
================================================================================
Net Asset Value,
  Beginning of Year       $  20.57   $  19.36   $  19.00   $  15.91   $  17.72
--------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
    income                    0.29       0.48       0.57       0.61       0.57
  Net realized and
    unrealized gain (loss)    5.87       3.27       1.71       3.52      (1.25)
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations             6.16       3.75       2.28       4.13      (0.68)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment
    income                   (0.26)     (0.55)     (0.60)     (0.52)     (0.47)
  Net realized gains         (0.53)     (1.99)     (1.32)     (0.52)     (0.66)
--------------------------------------------------------------------------------
Total Distributions          (0.79)     (2.54)     (1.92)     (1.04)     (1.13)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year             $  25.94   $  20.57   $  19.36   $  19.00   $  15.91
--------------------------------------------------------------------------------
Total Return                 30.47%     19.89%     12.41%     26.47%     (3.82)%
--------------------------------------------------------------------------------
Net Assets, End
  of Year (000s)          $282,060   $202,026   $178,072   $175,007   $159,247
--------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses                    1.19%      1.19%      1.28%      1.21%      1.33%
  Net investment
    income                    1.23       2.34       2.98       3.10       2.89
--------------------------------------------------------------------------------
Portfolio Turnover
  Rate                          36%        62%        68%        81%       103%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class B Shares              1999(1)     1998       1997       1996       1995
================================================================================
Net Asset Value,
  Beginning of Year         $20.63     $19.42     $19.05     $15.97     $17.79
--------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
    income                    0.11       0.33       0.43       0.49       0.39
  Net realized and
    unrealized gain
    (loss)                    5.89       3.27       1.71       3.53      (1.20)
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations             6.00       3.60       2.14       4.02      (0.81)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment
    income                   (0.14)     (0.40)     (0.45)     (0.42)     (0.35)
  Net realized gains         (0.53)     (1.99)     (1.32)     (0.52)     (0.66)
--------------------------------------------------------------------------------
Total Distributions          (0.67)     (2.39)     (1.77)     (0.94)     (1.01)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year               $25.96     $20.63     $19.42     $19.05     $15.97
--------------------------------------------------------------------------------
Total Return                 29.50%     18.95%     11.60%     25.58%     (4.54)%
--------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)      $198,181   $172,115   $202,597   $226,360   $216,035
--------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses                    1.94%      1.95%      2.03%      1.94%      2.00%
  Net investment
    income                    0.49       1.62       2.23       2.37       2.21
--------------------------------------------------------------------------------
Portfolio Turnover Rate         36%        62%        68%        81%       103%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31:

Class L Shares(1)           1999(2)     1998       1997       1996      1995(3)
================================================================================
Net Asset Value,
  Beginning of Year         $20.68     $19.46     $19.08     $15.97     $17.79
--------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment
    income                    0.11       0.34       0.44       0.45       0.38
  Net realized and
    unrealized gain
    (loss)                    5.91       3.27       1.71       3.60      (1.19)
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations             6.02       3.61       2.15       4.05      (0.81)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment
    income                   (0.14)     (0.40)     (0.45)     (0.42)     (0.35)
  Net realized gains         (0.53)     (1.99)     (1.32)     (0.52)     (0.66)
--------------------------------------------------------------------------------
Total Distributions          (0.67)     (2.39)     (1.77)     (0.94)     (1.01)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year               $26.03     $20.68     $19.46     $19.08     $15.97
--------------------------------------------------------------------------------
Total Return                 29.53%     18.97%     11.65%     25.77%     (4.54)%
--------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)       $15,453     $7,173     $4,000     $3,396     $1,972
--------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses                    1.92%      1.93%      2.01%      1.94%      1.98%
  Net investment
    income                    0.46       1.54       2.25       2.31       2.24
--------------------------------------------------------------------------------
Portfolio Turnover
  Rate                          36%        62%        68%        81%       103%
================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended January 31, 1995 were audited by other auditors whose report thereon, dated March 22, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Concert Social Awareness Fund of Smith Barney Equity Funds as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended in the conformity with generally accepted accounting principles.


                                                         /s/ KPMG LLP

New York, New York
March 8, 1999


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 25, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

1. To elect Trustees of the Trust for all Funds; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                         Shares Voted  Percentage of Shares Voted  Percentage of
Name of Trustees             For       Shares Voted    Against      Shares Voted
================================================================================
Lee Abraham             24,712,213.110    96.158%    987,322.617       3.842%
Allan J. Bloostein      24,715,212.679    96.170     984,323.048       3.830
Richard E. Hanson, Jr.  24,723,973.398    96.204     975,562.329       3.796
Heath B. McLendon       24,739,115.536    96.263     960,420.191       3.737
================================================================================

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

================================================================================
Diversification                                                       Approved
--------------------------------------------------------------------------------
Industry Concentration                                                Approved
--------------------------------------------------------------------------------
Borrowing                                                             Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                   Approved
--------------------------------------------------------------------------------
Real Estate                                                           Approved
--------------------------------------------------------------------------------
Underwriting                                                          Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.*

                                                                      Percentage
Shares Voted   Percentage of  Shares Voted  Percentage of    Shares   of Shares
    For        Shares Voted      Against     Shares Voted  Abstained  Abstained
================================================================================
8,474,248.789     87.652%     290,975.914       3.010%    902,818.435   9.338%
================================================================================

*     Broker non-votes constituted less than one percent of voted shares.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 1999:

      o     A corporate dividends received deduction of 78.94%.

      o     Total long-term capital gain distributions paid of $9,770,057.

A total of 25.75% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 25

Concert Social
Awareness Fund

Trustees
Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Vice President and
Investment Officer

Ellen S. Cammer
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSBC Fund Management Inc.

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Concert Social Awareness Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                         SALOMON SMITH BARNEY
---------------------------------------------
                 A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney, Inc.

Concert Social Awareness Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

[UNION LABEL] 341

[RECYCLE LOGO]    Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

FD0912 3/99